UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 2, 2011

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 2, 2011, Southern Natural Gas Company issued a press release announcing the pricing of a private offering of $300,000,000 of 4.40% notes due 2021.  A copy of the press release announcing the pricing of the notes offering is attached hereto as Exhibit 99.A.  The press release shall not constitute an offer to sell or the solicitation of an offer to buy such securities.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

99.A	Press Release dated June 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ Rosa P. Jackson
Rosa P. Jackson
Vice President and Controller
(Principal Accounting Officer)

Dated:  June 2, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated June 2, 2011.